Exhibit 99.1

8i Enterprises Acquisition Corp. Provides Update on Digivault, a Group Company of Its Intended Merger Target – Diginex

NEW YORK, May 21, 2020 (GLOBE NEWSWIRE) -- 8i Enterprises Acquisition Corp. (NASDAQ: JFKKU, JFK, JFKKW, JFKKR) (“JFK” or the “Company”), a special purpose acquisition company, today announced that Digivault, the secure digital asset custody provider and a group company of Diginex with which JFK entered into a definitive share exchange agreement dated July 9, 2019, is going to be listed in the Polymath Service Provider Marketplace, where security token issuers can connect with integrated providers including custody providers.

This will allow Digivault to broaden its reach into a burgeoning community of ecosystem participants, while offering Polymath users the opportunity to utilize Digivault’s simple and transparent custody services. Polymath provides organizations and issuers with the opportunity to create and manage a range of security tokens with ease and transparency, utilizing its smart contracts and its self-serve platform.

Digivault is committed to advancing transparency, security and inclusion in tokenized assets. Digivault believes that this collaboration with Polymath, which is also committed to building robust, regulatory adherent infrastructure, is an important stepping stone in the growth of the digital asset class, and this will expand the security infrastructure offerings for tokenized assets investors in the Polymath ecosystem while providing greater transparency for all users.

Digivault’s mantra of ‘Secure by Design’ is reinforced by internationally recognised standards and accreditations including Cyber Essentials Plus which is backed by the UK Government. Digivault has passed the rigorous process that ensures it has the measures in place to protect against the vast majority of common cyberattacks, including hacking, phishing, malicious software and ransomware and distributed denial of service (DDOS) attacks.

About Polymath (Polymath Network)

Polymath Network (Polymath) is a decentralized platform that makes it easy to create and manage security tokens. The platform simplifies the complex challenges of security tokens and aims to bring the multi-trillion-dollar financial securities market to the blockchain.

About Diginex/Digivault

Diginex is a blockchain financial services and technology company. Diginex partners with institutional investors, corporations and governments to make digital assets more accessible and business processes more efficient and secure. Diginex believes its collaborative approach and pursuit of global cooperation is optimal to drive institutional adoption of blockchain technologies and the regulated use of digital assets. For more information visit: https://www.diginex.com/

Digivault was founded in December 2018 in London by a team of IT solution delivery experts from the finance and security sectors to deliver enterprise grade cold, and warm, digital asset custody solutions that would operate in harmony with one another. As a Diginex Group company, Digivault is able to support both internal and external clients with the same exacting standards. For more information visit: https://www.digivault.com/

SENSITIVE

About 8i Enterprises Acquisition Corp.

8i Enterprises Acquisition Corp. is a British Virgin Islands company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although the Company intends to focus on targets located in Asia.

Disclaimer

8i Enterprises Acquisition Corp, a British Virgin Islands business company (“JFK”), Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company (“BVI NewCo”), and Diginex Limited, a Hong Kong company (“Diginex”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of JFK ordinary shares in respect of the proposed transaction among such persons (the “Business Combination”). Information about JFK’s directors and executive officers and their ownership of JFK’s ordinary shares is set forth in the Registration Statement on Form F-4 jointly filed by Singapore NewCo and JFK pertaining to the Business Combination (the “Form F-4”). This document can be obtained free of charge from the sources indicated below.

The Form F-4 contains a proxy statement/prospectus for JFK’s shareholders (the “Definitive Proxy Statement”). JFK has mailed the Definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the Definitive Proxy Statement. INVESTORS AND SECURITY HOLDERS OF JFK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT JFK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JFK, SINGAPORE NEWCO, BVI NEWCO, DIGINEX AND THE BUSINESS COMBINATION. The Definitive Proxy Statement and other relevant materials in connection with the Business Combination, and any other documents filed by JFK with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to 8i Enterprises Acquisition Corp, 6 Eu Tong Sen Street, #08-13 The Central, Singapore.

Forward Looking Statements

This press release includes forward looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the prospectus filed by JFK in connection with its initial public offering on March 27, 2019. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by JFK shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; and costs related to the proposed transaction. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: Diginex’s limited operating history and history of net losses; Diginex’s ability to manage growth; Diginex’s ability to execute its business plan; Diginex’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Diginex’s products; Diginex’s ability to identify and integrate acquisitions; potential litigation involving the Company or Diginex or the validity or enforceability of Diginex’s intellectual property; general economic and market conditions impacting demand for Diginex’s products and services; and such other risks and uncertainties as are discussed in the Company’s prospectus filed in connection with its initial public offering and the proxy statement to be filed relating to the business combination. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contacts

For inquiries regarding 8i Enterprises Acquisition Corp.:

William Yap, CFA

Chief Financial Officer

Email: ir@8icorp.com

Phone: +65 6788-0388

or

Tony Tian, CFA

Weitian Group LLC

Email: ttian@weitianco.com

Phone: +1 732-910-9692

For inquiries regarding Diginex:

Heather Dale

Chief Marketing Officer

Email: heather.dale@diginex.com

Phone: +852 9274 3312